Exhibit 99.2

Creating a long-term Australasian natural gas business September 7, 2008

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 The following presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. You can identify our forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Forward-looking statements relating to ConocoPhillips' operations are based on management's expectations, estimates and projections about ConocoPhillips and the petroleum industry in general on the date these presentations were given. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual results or events to differ materially include, but are not limited to, approval of the transaction by Origin Energy shareholders, crude oil and natural gas prices; refining and marketing margins; potential failure to achieve, and potential delays in achieving expected reserves or production levels from existing and future oil and gas development projects due to operating hazards, drilling risks, and the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas; unsuccessful exploratory drilling activities; lack of exploration success; potential disruption or unexpected technical difficulties in developing new products and manufacturing processes; potential failure of new products to achieve acceptance in the market; unexpected cost increases or technical difficulties in constructing or modifying company manufacturing or refining facilities; unexpected difficulties in manufacturing, transporting or refining synthetic crude oil; international monetary conditions and exchange controls; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; general domestic and international economic and political conditions, as well as changes in tax and other laws applicable to ConocoPhillips' business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting ConocoPhillips' business generally as set forth in ConocoPhillips' filings with the Securities and Exchange Commission (SEC), including our Form 10-K for the year ending December 31, 2007. ConocoPhillips is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Note to U.S. Investors - The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation such as "resources," "contingent resources," and "prospective resources," that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K for the year ended December 31, 2007. The terms used are based on a system developed by the Society of Petroleum Engineers. The system classifies recoverable hydrocarbons into six categories based on their status at the time of reporting - three deemed commercial and three deemed noncommercial. Within the commercial classification are proved reserves and two categories of unproved - probable and possible. The noncommercial categories are also referred to as "contingent resources." The "resource" estimate encompasses volumes associated with all six categories, as well as "prospective resources" which refers to hydrocarbons that are potentially recoverable from undiscovered accumulations by application of future development projects

ConocoPhillips and Origin Energy to create long-term Australasia natural gas business Transaction Summary 50/50 participants in 42 TCF gross resource base* 50/50 Coal Bed Methane (CBM) - to - Liquefied Natural Gas (LNG) project Multi-train LNG development in Queensland, Australia Cash transaction US$5 billion upfront AU$1.15 billion carry Up to four US$500 million milestone payments *Includes 15 TCF of contingent and 17 TCF of prospective resources. Source: Origin Energy per Netherland, Sewell & Associates Inc.

Transaction Structure


ConocoPhillips
Origin energy
US$5 B upfront
AU$1.15 B carry
Milestone payments
(up to US$2B)
Upstream CBM
assets
50%
interest
50%
interest
Joint Venture Company
50/50 Governance
Project Director
ConocoPhillips
Secondee
Upstream
Origin
Operated
LNG Operations
ConocoPhillips
Operated
LNG Marketing
Joint
ConocoPhillips Led*

*ConocoPhillips led first ten years

ConocoPhillips 4

Strategic Rationale High-quality, material resource in OECD country Generates competitive long-term cash and earnings Complements oil portfolio weighting Creates additional Australia LNG hub serving Asia-Pacific Leverages ConocoPhillips strengths in project management, coal bed methane, LNG technology and marketing Operational, commercial and cultural alignment

Origin's Leading CBM Position Largest Australian CBM resource position Over 8.1 million Origin net acres Estimated 42 TCF gross resource* High-quality CBM resource Well characterized and appraised 3P base 28% in Bowen basin 72% in Surat basin June 2008 independent reserves assessment 1&2P 3P Contingent Prospective 2P 4.55 4.55 4.55 Possible 5.162 5.162 5.162 Contingent 15.204 15.204 Prospective 17.174 2P *Includes 15 TCF of contingent and 17 TCF of prospective resources. Source: Origin Energy per Netherland, Sewell & Associates Inc. 42 TCF

ConocoPhillips' Leading CBM Position Over 25 years' working experience in coal bed methane Current production and operations in San Juan and Uinta Basins (USA) and Horseshoe Canyon (Canada) Largest producer and acreage holder in San Juan Basin Conventional and CBM production (1.2 bcfed) 1.6 million acres of land Stable, large-scale, long-lived production Repeatable programs driving efficiency Differential skills and technologies Lowest cost operator in the San Juan basin "Manufacturing" approach to drilling Leveraging economies of scale

ConocoPhillips' LNG Expertise

- **Over 39 years' working experience in LNG**
- **Equity portfolio**
  - Kenai, Alaska
  - Darwin, Australia
  - QG3, Qatar (under construction)
- **Pioneer in LNG technology - ConocoPhillips Optimized Cascade^{SM} Process**
  - **Licensed and/or operating in:**
    - Alaska
    - Australia
    - Angola
    - Egypt
    - Equatorial Guinea
    - Nigeria
    - Trinidad



ConocoPhillips
Liquefied Natural Gas
Optimized Cascade℠ Process

ConocoPhillips 8

Current Development Plan Upstream ~20,500 wells to support four LNG trains + domestic market over 40+ years Gas gathering and centralized gas processing and compression Dewatering and water treatment facilities Pipeline ~ 250-mile 30" transmission line to plant Liquefaction Location: Targeting Gladstone, Queensland LNG trains: 4 x 3.5 nominal MTPA each Modeled after Darwin LNG Additional upside LNG marketing: Targeting Asia-Pacific markets, currently trading near oil parity

Transaction Metrics


TCF
CBM Resources (Gross)
45
40
35
30
25
20
15
10
5
0
Prospective
17.2 TCF
Contingent
15.2 TCF
Possible 5.2 TCF
2P 4.6 TCF
Additional trains
4 Trains (est.)
2 Trains (est.)
3P Resource
Domestic Sales
Transaction Value*
$0.38/mcf
$0.70/mcf (net)
$1.44/mcf

- **Resource exposure:** **21 TCF / 3.5 BBOE****
- **Estimated 2008 net bookable reserves:** **~100 MMBOE*****
- **Income and cash / barrel:** **Competitive in portfolio**
- **Impact on global portfolio mix:** **Increases gas mix**

* Excludes effects of possible reversions.
** Includes contingent and prospective resources.
*** Source: Origin Energy per Netherland, Sewell & Associates Inc. as of June 30, 2008.

ConocoPhillips 10

Net Production and Capital Four LNG Trains and Domestic * Net after royalty. Excludes effects of possible reversions. 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Origin 2.6 10.6 12.1 16.3 22.4 29.1 39.8 60.8 90.3 117.2 137.6 155.1 163.9 170.7 174 175.2 174.8 173.7 172.6 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Project capital - 4-Train Case 102.35 438 319.4 836.2 1979.4 2475.7 2138.6 1691.9 1520.3 1829.9 1465.9 1073.5 557 536.7 416.6 370.7 373.1 384.9 402.3 Acquisition costs, incl. carry and milestones 5102.35 438 319.4 500 500 0 500 0 500 0 0 0 0

Financial Plan Cash transaction US$5 billion upfront AU$1.15 billion (~US$1 billion) capex "carry" in support of first LNG train FID* Up to four US$500 million FID milestone payments Anticipate no impact to current dividend, capital, operating or multi-year share repurchase programs Debt-to-capital expected to stay within targeted range of 20 to 25 percent * FID = Final Investment Decision

Path Forward Origin Shareholder vote October 2008 If required as a result of an outstanding offer by BG to purchase all outstanding shares of Origin Energy stock Secure Australia Foreign Investment Review Board approval Closing expected in October

Creating Shareholder Value Operating Excellence Capital Discipline & Project Execution Financial Optimization Shareholder Value Shareholder Value Portfolio of High-Quality Assets Strong portfolio enables long-term opportunities Operational excellence creates leading performance Disciplined capital program focuses on high-value projects Continuing financial optimization enhances shareholder value